UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2009
WASTE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-25955 (Commission File Number)	01-0780204 (I.R.S. Employer Identification No.)

1122 International Blvd., Suite 601 Burlington, Ontario, Canada (Address of Principal Executive Offices)	L7L 678 (Zip Code)
(905) 319-1237
(Registrant’s telephone number, including area code)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
     On November 11, 2009, Waste Services, Inc., a Delaware corporation (“WSI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with IESI-BFC Ltd., a corporation amalgamated under the laws of the Province of Ontario (“IESI-BFC”), and IESI-BFC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of IESI-BFC (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into WSI (the “Merger”). Following the Merger, the separate corporate existence of Merger Sub will cease and WSI will continue as the surviving corporation. The Merger has been approved by the board of directors of both WSI and IESI-BFC.
     Pursuant to the terms of the Merger Agreement, each share of common stock of WSI (“WSI Common Stock”) that is outstanding immediately prior to the date and time the Merger becomes effective (the “Effective Time”) shall be canceled and extinguished and automatically converted into the right to receive 0.5833 shares of IESI-BFC common stock (the “Conversion Number”). WSI warrants and stock options will generally convert upon consummation of the Merger and without any action on the part of the holder into warrants and stock options with respect to the IESI-BFC common stock, after giving effect to the Conversion Number. Cash will be paid to WSI stockholders in lieu of fractional shares of IESI-BFC common stock.
     The Merger Agreement also provides that upon consummation of the Merger, IESI-BFC will appoint two individuals, nominated by WSI and determined to be legally qualified and otherwise suitable by the board of directors of IESI-BFC, acting reasonably, to serve in such capacity, to the board of directors of IESI-BFC.
     The Merger is intended to qualify as a reorganization for U.S. federal income tax purposes.
     WSI and IESI-BFC have made customary agreements in the Merger Agreement, including agreements (i) with respect to the conduct of WSI and IESI-BFC during the interim period between the execution of the Merger Agreement and consummation of the Merger; (ii) not to engage in certain kinds of transactions during such period; (iii) that WSI will convene and hold a meeting of its stockholders to consider and vote upon the approval and adoption of the Merger Agreement and the transactions contemplated thereby; (iv) with respect to obtaining required consents and approvals; (v) to deliver to the other party, within seven business days from the date of the Merger Agreement, a letter providing disclosure schedules in connection with the Merger Agreement; and (vi) to permit the other party to conduct a due diligence review for a period of 30 days from the date of the Merger Agreement. Pursuant to the agreements described in subsections (v) and (vi) of this paragraph, either IESI-BFC or WSI may terminate the Merger Agreement in connection with its due diligence review or its review of the other party’s disclosure schedules based on specified standards. In addition, WSI and IESI-BFC have made certain additional customary agreements, including, among others, (i)  for WSI not to solicit or knowingly facilitate inquiries or proposals relating to alternative business combination transactions; (ii) subject to certain exceptions, WSI is not to engage in discussions or negotiations regarding, or provide any information relating to WSI in connection with, alternative business combination transactions and (iii)  WSI is to provide IESI-BFC a certain response period to propose to amend the terms of the Merger Agreement in the event WSI receives a superior acquisition proposal.
     Each party’s obligation to consummate the Merger is subject to customary conditions, including, among others, (i) approval or expiration of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the Competition Act (Canada); (ii) absence of laws or orders of governmental authorities or litigation prohibiting or seeking to prohibit the closing; (iii) the declaration by the Securities and Exchange Commission (the “SEC”) that the Form F-4 Registration Statement registering shares of IESI-BFC common stock to be issued in connection with the Merger has become effective; (iv) conditional approval of the IESI-BFC common stock to be issued in the Merger for listing on the Toronto Stock Exchange and the New York Stock Exchange; (v) approval of the Merger Agreement by WSI stockholders; and (vi) receipt by WSI and IESI-BFC from their respective counsel of customary opinions that the Merger will qualify as a reorganization for US federal income tax purposes.
     IESI-BFC’s obligation to consummate the Merger is also subject to certain other conditions, including, among others, (i) subject to certain exceptions and qualifications, the accuracy of the representations and warranties of WSI, (ii) performance in all material respects of WSI of its obligations, (iii) absence of a material adverse effect with respect to WSI; (iv) receipt of regulatory approvals on specified terms and required consents; (v) receipt of a fairness opinion; and (vi) that WSI meet certain thresholds with respect to its net indebtedness and working capital.
     WSI’s obligation to consummate the Merger is subject to certain other conditions, including, among others, (i) subject to certain exceptions and qualifications, the accuracy of the representations and warranties of IESI-BFC, (ii) performance in all material respects of IESI-BFC of its obligations, (iii) absence of a material adverse effect with respect to IESI-BFC; (iv) receipt of a fairness opinion; and (v) that IESI-BFC increase the consideration to be provided to the WSI stockholders in the event of a specified decline in the value of IESI-BFC common stock under specified circumstances.
     Either IESI-BFC or WSI may terminate the Merger Agreement: (i) if a condition becomes incapable of being satisfied, not as a result of a breach of the Merger Agreement by the party seeking to terminate the Merger Agreement; (ii) if the closing does not occur on or before June 30, 2010, provided that a breach of the Agreement by the party seeking to terminate the Merger Agreement has not caused the failure to consummate the Merger on or before such date; (iii) if WSI stockholders fail to approve the Merger Agreement or the Merger; (iv) within 30 days of the date of the Merger Agreement in connection with a due diligence review; (v) by mutual written agreement; or (vi) if either party fails to obtain a fairness opinion within 30 days from the date of the Merger Agreement.

     IESI-BFC may terminate the Merger Agreement under certain circumstances, including if: (i) the board of directors of WSI (1) withdraws or modifies in a manner adverse to IESI-BFC its approval or recommendation of the Merger Agreement, (2) approves, recommends or enters into an alternative business combination transaction or (3) fails to publicly reaffirm its recommendation of the Merger Agreement following receipt of an alternative acquisition proposal, or (ii) a meeting of the WSI stockholders is not held on or before June 15, 2010 (the termination of the Merger Agreement as described in subsection (i) this paragraph, the “IESI-BFC Termination”).
     WSI may terminate the Merger Agreement under certain circumstances, including if prior to receiving the approval of the WSI stockholders of the Merger Agreement, the board of directors of WSI approves a superior acquisition proposal and, promptly following such termination, enters into a definitive agreement in connection with such superior proposal, provided that WSI shall have complied with certain of its obligations under the Merger Agreement (the termination of the Merger Agreement as described in this paragraph, the “Superior Proposal Termination”).
     The Merger Agreement provides that, upon termination of the Merger Agreement resulting from (i) the IESI-BFC Termination, (ii) the Superior Proposal Termination; (iii) termination of the Merger Agreement by IESI-BFC because the Merger Agreement did not receive the requisite approval at the meeting of WSI stockholders if, prior to such meeting, an alternative acquisition proposal had been made to WSI, and an alternative acquisition of WSI is completed or WSI enters into an alternative acquisition transaction within 12 months of termination of the Merger Agreement; or (iv) termination of the Merger Agreement by IESI-BFC because failure of a condition resulting from WSI’s intentional breach of the Merger Agreement, WSI will be required to pay to IESI-BFC the amount of $11,000,000 plus an amount equal to all out-of-pocket costs up to $3,500,000 for professional and advisory services and other expenses reasonably incurred by IESI-BFC in connection with the Merger. Upon termination of the Merger Agreement by WSI because failure of a condition resulting from IESI-BFC’s intentional breach of the Merger Agreement, IESI-BFC will be required to pay to WSI the amount of $11,000,000 plus an amount equal to all out-of-pocket costs up to $3,500,000 for professional and advisory services and other expenses reasonably incurred by WSI in connection with the Merger.
     The Merger Agreement further provides that, upon termination of the Merger Agreement (i) by IESI-BFC or WSI for WSI’s failure to receive its fairness opinion within 30 days from the date of the Merger Agreement; (ii) by IESI-BFC or WSI for failure of the WSI stockholders to approve the Merger Agreement or (iii) by IESI-BFC on the basis of a breach by WSI of the Merger Agreement (other than an intentional breach thereof), WSI will be required to pay to IESI-BFC an amount equal to all out-of-pocket costs up to $3,500,000 for professional and advisory services and other expenses reasonably incurred by IESI-BFC in connection with the Merger. Upon termination of the Merger Agreement (i) by WSI or IESI-BFC for IESI-BFC’S failure to receive its fairness opinion within 30 days from the date of the Merger Agreement; or (ii) by WSI on the basis of a breach by IESI-BFC of the Merger Agreement (other than an intentional breach thereof), IESI-BFC will be required to pay to WSI an amount equal to all out-of-pocket costs up to $3,500,000 for professional and advisory services and other expenses reasonably incurred by WSI in connection with the Merger.

     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
     The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about WSI, IESI-BFC or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of WSI, IESI-BFC or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by WSI and IESI-BFC.
Forward-Looking Statements
     This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include, without limitation, Waste Services, Inc.’s and IESI-BFC Ltd.’s expectations with respect to the synergies, efficiencies, overhead savings, costs and charges and capitalization, anticipated financial impacts of the transaction; approval of the transaction by stockholders; the satisfaction of the closing conditions to the transaction; and the timing of the completion of the transaction.
     These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside our control and difficult to predict. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Waste Services, Inc. stockholders; the ability to realize the expected synergies resulting from the transaction in the amounts or in the timeframe anticipated; the ability to integrate Waste Services, Inc.’s businesses into those of IESI-BFC Ltd. in a timely and cost-efficient manner; and the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe. Additional factors that could cause IESI-BFC Ltd.’s and Waste Services, Inc.’s results to differ materially from those described in the forward-looking statements can be found in the 2008 Annual Report on Form 10-K for Waste Services, Inc. and the Registration Statement on Form F-10, as amended, of IESI-BFC Ltd. filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet web site

(www.sec.gov). Waste Services, Inc. cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Waste Services, Inc., IESI-BFC Ltd., the transaction or other matters and attributable to Waste Services, Inc. or IESI-BFC Ltd. or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Waste Services, Inc. and IESI-BFC Ltd. do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this communication, except as required by law.
Additional Information About the Transaction and Where to Find It
     In connection with the proposed transaction, IESI-BFC Ltd. will file with the SEC a Registration Statement on Form F-4 that will include a proxy statement of Waste Services, Inc. and that also constitutes a prospectus of IESI-BFC Ltd. Waste Services, Inc. will mail the proxy statement/prospectus to its stockholders. Waste Services, Inc. and IESI-BFC Ltd. urge investors and security holders to read the proxy statement/prospectus, including any amendments thereto and any other information filed with the SEC, regarding the proposed transaction when such filings become available because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from IESI-BFC Ltd.’s website (www.iesi-bfc.com) or from Waste Services, Inc.’s website (www.wasteservicesinc.com) or by directing a request to IESI-BFC Ltd., 135 Queens Plate Drive, Suite 300, Toronto, Ontario, Canada M9W 6V1, Attention: Investor Relations, (416) 401-7729, or to Waste Services, Inc., Shareholder Relations, 1122 International Blvd., Suite 601, Burlington, Ontario, Canada L7L 6Z8, (905) 319-1237.
Proxy Solicitation
     IESI-BFC, Ltd., Waste Services, Inc., their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IESI-BFC Ltd.’s directors and executive officers is available in its Registration Statement on Form F-10, which was filed with the SEC on May 14, 2009. Information regarding Waste Services, Inc.’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 26, 2009, and its 2009 definitive proxy statement for its most recent annual meeting, which was filed on the SEC’s internet website (www.sec.gov) on April 29, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents from Waste Services, Inc. and IESI-BFC Ltd. using the contact information above.

Item 9.01	Financial Statements and Exhibits.
     Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 11, 2009, by and among IESI-BFC Ltd., IESI-BFC Merger Sub, Inc. and Waste Services, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE SERVICES, INC.
By:	/s/ Ivan R. Cairns
Ivan R. Cairns
Executive Vice President and General Counsel

Date: November 16, 2009

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 11, 2009, by and among IESI-BFC Ltd., IESI-BFC Merger Sub, Inc. and Waste Services, Inc.